UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 15, 2008

Answers Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-32255	98-0202855
(Commission File Number)	(IRS Employer Identification No.)

237 West 35th Street

Suite 1101

New York, NY 10001

(Address of Principal Executive Offices)

646-502-4777

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

Senior Secured Convertible Notes

On January 15, 2008, Answers Corporation (the “Company”) entered into a securities purchase agreement with an institutional investor (the “Convertible Note Holder”), for the purchase and sale of $8.5 million aggregate principal amount of the Company’s senior secured convertible notes due December 31, 2010 (the “Convertible Notes”). The closing of the Convertible Notes financing is subject to certain conditions as described in the Securities Purchase Agreement.  A copy of the Securities Purchase Agreement is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

The Convertible Notes will bear interest initially at a rate of 8%. The interest rate will be reduced to 7% when the Company’s shareholders have approved an increase in the number of authorized shares of common stock (the “Shareholder Approval”) and the Convertible Notes and the shares of common stock underlying the Convertible Notes have been registered with the SEC.  Interest on the Convertible Notes will be payable quarterly in cash.  Upon any event of default as described in the Convertible Notes, the interest rate will be increased to 7% above the then applicable interest rate, up to a maximum rate of 24% until such event of default has been cured.

If the Company is unable to obtain the Shareholder Approval prior to May 30, 2008 (June 30, 2008 in the event that the Company’s proxy statement for the shareholder meeting convened to obtain the Shareholder Approval is reviewed by the SEC), the interest rate on the Convertible Notes will increase from 8% to 12% and will continue to increase by an additional 2% for every 2 month period elapsed during which the Shareholder Approval has not been obtained, up to a maximum of 24%.

In connection with the Convertible Notes financing, the Company granted to the Convertible Note Holder a first priority security interest in all of its assets and intellectual property. A copy of the form of Pledge and Security Agreement governing the first priority security interest is attached to this report as Exhibit 10.2 and is incorporated herein by reference.

The Convertible Notes will be convertible into the Company’s common stock at a price per share equal to the lesser of $9.00 and 110% of the price at which the Company’s common stock is sold in the Follow-on Offering. The conversion price will be subject to weighted average and other customary anti-dilution adjustments and protections.

The Company will have the right to redeem the Convertible Notes within 30 days of the closing of the Convertible Notes financing for cash in the amount of 105% of the principal amount outstanding plus accrued but unpaid interest.

Beginning one year after the closing of the Convertible Notes financing, if certain conditions have been fulfilled, the Company will have the right to require the conversion of the Convertible Notes into the Company’s common stock. The Convertible Note Holder will have the right to require the Company to redeem the Convertible Notes upon certain events as further described in the Convertible Notes. The Convertible Notes will contain customary default provision and customary affirmative and negative covenants.

If the Company’s purchase agreement with Lexico is terminated, or if the securities purchase agreement with the Convertible Note Holder is terminated, or if the closing of the Convertible Notes financing has not occurred by March 1, 2008, the Company will be required to pay the Convertible Note Holder a termination fee of $425,000 in the form of Convertible Notes that will be convertible into shares of the Company’s common stock at a conversion price equal to the lesser of $9.00 and 110% of the weighted average price of the Company’s common stock for the ten trading days following the announcement that the purchase agreement with Lexico has been terminated. Alternatively, if the transaction with Lexico is consummated but the closing of the Convertible Notes offering has not occurred, the Company will be required to pay the Convertible Note Holder a cash termination fee of $365,000.

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A copy of the form of Convertible Note is attached to this report as Exhibit 10.3 and is incorporated herein by reference.

In connection with the Convertible Notes financing, the Company entered into a registration rights agreement with the Convertible Note Holder pursuant to which the Company agreed to file a registration statement with the SEC registering the Convertible Notes and the common stock underlying the Convertible Notes.  A copy of the Registration Rights Agreement is attached to this report as Exhibit 10.4 and is incorporated herein by reference.

Lexico Amended and Restated Purchase Agreement

Concurrently with the Convertible Notes financing, the Company, Lexico, Brian Kariger, as trustee of the Brian Patrick Kariger Charitable Remainder Unitrust Trust dated April 9, 2007, Brian Kariger, as trustee of the Brian Patrick Kariger Revocable Trust dated February 9, 2007, and Daniel Fierro entered into an Amended and Restated Purchase Agreement (the “Amended and Restated Purchase Agreement”), amending and restating that certain purchase agreement executed by the same parties on July 13, 2007 and subsequently amended on July 31, 2007 and November 12, 2007. A copy of the Amended and Restated Purchase Agreement is attached to this report as Exhibit 10.5 and is incorporated herein by reference.

Pursuant to the Amended and Restated Purchase Agreement, at the Company’s election, $10 million of the purchase price, the purpose of which is to secure the indemnification obligations of the Lexico members under the agreement as well as for any post-closing purchase price adjustments, may be placed in escrow or held back, in its entirety or in part, for a period of 24 months from the closing date of the acquisition (the “Holdback”).  Any Holdback amount will accrue interest at a rate of 7% per annum to be paid at maturity. In addition, if the Company elects to hold back all or a portion of the Holdback, the Company’s obligation to pay the Holdback and any accrued interest to the members of Lexico will be secured by a security interest in all of the Company’s assets and intellectual property.  This security interest will be subordinated to the security interest granted to the Convertible Note Holder, pursuant to a Subordination Agreement. A copy of the form of Subordination Agreement is attached to this report as Exhibit 10.6 and is incorporated herein by reference.  A copy of the form of Seller Pledge and Security Agreement governing the Lexico members’ security interest is attached to this report as Exhibit 10.7 and is incorporated herein by reference.

The foregoing is a summary description of certain terms of the Securities Purchase Agreement, the Registration Rights Agreement, the Notes, the Pledge and Security Agreement (for the Convertible Note Holder), the Subordination Agreement, the Lexico Amended and Restated Purchase Agreement and the Pledge and Security Agreement (for the Lexico members), and, by its nature, is incomplete. It is qualified in its entirety by the text of the Securities Purchase Agreement, the Registration Rights Agreement, the Lexico Amended and Restated Purchase Agreement, the Forms of Notes, Pledge and Security Agreement (for the Convertible Note Holder), Subordination Agreement, and Pledge and Security Agreement (for the Lexico members) as exhibits to this Current Report on Form 8-K and incorporated herein by reference. All readers are encouraged to read the entire text of the Securities Purchase Agreement, the Registration Rights Agreement, the Lexico Amended and Restated Purchase Agreement, the Forms of Notes, Pledge and Security Agreement (for the Convertible Note Holder), Subordination Agreement, and Pledge and Security Agreement (for the Lexico members) attached hereto.

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Item 9.01               Financial Statements and Exhibits

Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement dated January 15, 2008 by and among Answers Corporation and the investors listed on the Schedule of Buyers attached thereto
10.2	Form of Pledge and Security Agreement
10.3	Form of Senior Secured Convertible Note
10.4	Registration Rights Agreement dated January 15, 2008 among Answers Corporation and Interlachen Convertible Investments Limited
10.5

Amended and Restated Purchase Agreement dated January 15, 2008 among Answers Corporation, Lexico Publishing Group, LLC, Brian Kariger, as trustee of the Brian Patrick Kariger Charitable Remainder Unitrust Trust dated April 9, 2007, Brian Kariger, as trustee of the Brian Patrick Kariger Revocable Trust dated February 9, 2007, and Daniel Fierro

10.6	Form of Subordination Agreement
10.7	Form of Seller Pledge and Security Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSWERS CORPORATION

By:	/s/ Caleb A. Chill
Caleb A. Chill
VP — General Counsel & Corporate Secretary
Dated: January 16, 2008

EXHIBIT INDEX

Exhibit No.	Description
10.1	Securities Purchase Agreement dated January 15, 2008 among Answers Corporation and Interlachen Convertible Investments Limited
10.2	Pledge and Security Agreement (in favor of Interlachen Convertible Investments Limited)
10.3	Form of Senior Secured Convertible Note
10.4	Registration Rights Agreement dated January 15, 2008 among Answers Corporation and Interlachen Convertible Investments Limited
10.5

Amended and Restated Purchase Agreement dated January 15, 2008 among Answers Corporation, Lexico Publishing Group, LLC, Brian Kariger, as trustee of the Brian Patrick Kariger Charitable Remainder Unitrust Trust dated April 9, 2007, Brian Kariger, as trustee of the Brian Patrick Kariger Revocable Trust dated February 9, 2007, and Daniel Fierro

10.6	Form of Subordination Agreement
10.7	Form of Pledge and Security Agreement (in favor of the Lexico members)